UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant  :

Filed by a Party other than the Registrant  9

Check the appropriate box:

9	Preliminary Proxy Statement

9	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

:	Definitive Proxy Statement

9	Definitive Additional Materials

9	Soliciting Material Pursuant to '240.14a-12

SCRAP CHINA CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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:	No fee required.

9	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

9	Fee paid previously with preliminary materials.

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(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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9
Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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SCRAP CHINA CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
November 25, 2009

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of SCRAP CHINA CORPORATION (“Company”) will be held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, N2H 3W5 on Wednesday, November 25, 2009, commencing at 11:00 o’clock a.m., EST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 28, 2009, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

/s/ Paul Roszel
Paul Roszel, Chairman

Salt Lake City, Utah
November 9, 2009

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN.  THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

SCRAP CHINA CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Scrap China Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on November 25, 2009.  This proxy statement and form of proxy will be sent to shareholders on approximately November 13, 2009.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company.  The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

A shareholder’s failure to vote against a proposal will constitute a waiver of his appraisal or similar rights.  A shareholder’s vote against a proposal will be deemed to satisfy any notice requirements with respect to appraisal rights.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $2500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, October 28, 2009, there were 7,710,843 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following tables sets forth, as of June 30, 2009, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares.

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	Inter-Continental	3,858,785	50.04%
	Recycling, Inc. (Note 1)
	7 Darren Place
	Guelph, Ontario Canada

Security Ownership of Management

The following table sets forth, as of June 30, 2009, the number of shares beneficially owned by each officer and director of the Company and all officers and directors as a group:

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	Paul Roszel	174,464	2.27%
	(Note 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	James Roszel	92,347	1.20%
	(Note 3 & 4) 7 Darren Place
	Guelph, Ontario Canada

Common	Richard R. Ivanovick	410,562	5.32%
	23 Cottontail Place
	Cambridge, Ontario Canada

Common	All Officers and Directors as a group	677,373	8.79%

Note (1) Inter-Continental Recycling Inc. is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.
Note (2) Mr. Roszel owns and beneficially holds 174,464 shares. In addition, he may be deemed to be a beneficial owner of the 3,858,785 common shares held by Inter-Continental Recycling, Inc.
Note (3)  James Roszel is the son of Paul Roszel
Note (4)  See below “Directors and Executive Officers”

DIRECTORS AND EXECUTIVE OFFICERS

At the board meeting of September 24, 2009 the board of directors accepted the resignation of Keith A. Deck, as a director of the company and the remaining members of the board appointed James Roszel to fill the vacancy created by Mr. Deck’s resignation.   Mr. Deck resigned from the board for personal reasons and not because of any disagreements with management.

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office

Paul Roszel	53	Chairman of the Board, President, Director	Inception to Present

Richard R. Ivanovick C.A.	68	Chief Financial Officer, Director	Inception to Present

James Roszel	28	Director	2009

For the past five years Mr. Roszel has been responsible for the ongoing development and promotion of the former parent company, RecycleNet Corporation. Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation. Mr. Roszel has over 25 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

Over the past five years Mr. Ivanovick, as Chief Financial Officer and a Director of RecycleNet Corporation (the former parent company), a position he has held since 1999, has been directly responsible for the preparation of financial reporting, documents and compliance under the Sarbanes Oxley Act of 2002 and the Securities Exchange Act of 1934. Mr. Ivanovick, is a registered Chartered Accountant. He has also been President of Marsh Tire Service Ltd. since 1977; a company involved in automobile service, sales and leasing in the Guelph, Ontario Canada area.

For the past eight years Mr. James Roszel has been responsible for the ongoing marketing, and participated in business development of RecycleNet Corporation.  James Roszel has been the President and a Director of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.) since its inception.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

During the last fiscal year the Company’s Board of Directors held two meetings and took unanimous action through two sets of minutes. All directors attended all meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company.  The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

All current Directors of Scrap China Corporation are Directors in the former parent company, RecycleNet Corporation. RecycleNet Corporation trades publicly as OTC: GARM and is a "Reporting Company" under the Securities Exchange Act of 1934 and files annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-K, 10-Q, and 8-K. The reports are available at the Commission's Public Reference Room at 100 F Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

The Company has an agreement with RecycleNet Corporation to provide various services for the Company.

All management and staff are retained on an unwritten contract basis under a related party transaction with RecycleNet Corporation. Because of the affiliation between RecycleNet Corporation and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. RecycleNet Corporation will assign and provide employees to the Company as long as the Company requires them and can pay the associated costs. RecycleNet Corporation provides services to and for the Company by employees of RecycleNet Corporation. There is no mark-up or other charge incurred by the Company from RecycleNet Corporation and the Company pays the same amount for services for the RecycleNet Corporation employees as does RecycleNet Corporation. The management/staff charges for the years ended June 30, 2009 and 2008 were $0 and $0 respectively.

As at June 30, 2009 and 2008, the Company owed $166,872 and $150,735 respectively to RecycleNet Corporation. During the year ended June 30, 2009 and 2008, RecycleNet Corporation paid certain expenses for travel, management and legal and accounting expenses on behalf of Scrap China Corporation.  The Company anticipates that additional funds, if required, would be provided by RecycleNet Corporation, however, there is no assurance that future advances will be made.  These advances are due on demand and bear no interest.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the period from June 15, 2005 (date of inception) through June 30, 2009 by the Officers and Directors of the Company.   No other miscellaneous compensation was paid or stock options granted during this period.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary
Paul Roszel, President & Chairman	2009	-
	2008	-
	2007	-

Richard R Ivanovick , CFO	2009	-
	2008	-
	2007	-

Keith A. Deck, Director	2009	-
	2008	-
	2007	-

 The Company does not have any pension or incentive plans, such as share option plans, share awards, non-equity incentive compensation, or other compensation arrangements, short or long term.

Because of the description above of the compensation paid during the last fiscal year, the Company is not including a Compensation Discussion and Analysis pursuant to Item 402(b) under Regulation S-K or S-B inasmuch as the Company believes the analysis and discussion is not necessary under the circumstances.

The Company does not have a Compensation Committee. The compensation is determined by the Board of Directors and is paid only for services actually rendered.  The Board determines the compensation primarily based upon the value to the Company of the services rendered, the prevailing rates of compensation in the industry in which the Company does business, and similar factors.

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell, P.C. served as the Company’s Independent Registered Public Accountants for the years ended December 31, 2008 and 2007, and is expected to serve in that capacity for the current year.

It is not expected that a representative of Hansen, Barnett & Maxwell, P.C. will attend the Annual Meeting of the shareholders to be held November 25, 2009.  However, if a representative should attend the meeting they will have the opportunity to make a statement if they so desire and they should be expected to be available to respond to any appropriate questions posed.

Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell, P.C. for the years ended December 31, 2008 and 2007 are summarized as follows:

	2009	2008
Audit	$13,750	$13,334
Audit related	-	-
Tax	800	1,141
All other	-	-

Total	$14,550	$14,475

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of, and preparation of, consents for registration statements for filing with the Securities and Exchange Commission.

Audit-Related Fees.  Fees billed for the assurance and related services by the Company’s accountant that are related to the performance of the audit or review of the financial statements and are not reported as Audit Fees.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

All Other Fees.  Aggregate fees contracted/billed for all other services rendered by Hansen, Barnett & Maxwell, P.C. for the year ended December 31, 2008 are $2,100 and consist mainly of non-audit fees related to tax compliance services and consulting fees.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, Paul Roszel and Richard R. Ivanovick and James Roszel are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.  The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company’s public accountants since inception and the Board is requesting that the shareholders ratify that appointment.  The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders.  Proposals to be included in the materials for the 2010 annual meeting must be received by the Company no later than December 31, 2009, in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2010 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at its’ address set forth above or request via email at info@scrapchina.com.

By Order of the Board of Directors
/s/ Paul Roszel
Paul Roszel, Chairman
November 9, 2009

HANSEN, BARNETT & MAXWELL, P.C.
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board
5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200 Fax: (801) 532-7944
www.hbmcpas.com	A Member of the Forum of Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Scrap China Corporation

We have audited the balance sheets of Scrap China Corporation (a development stage enterprise) as of June 30, 2009 and 2008 and the related statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from June 15, 2005 (date of inception) through June 30, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scrap China Corporation as of June 30, 2009 and 2008 and the results of its operations and its cash flows for the years then ended and for the period from June 15, 2005 (date of inception) through June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s lack of operating history raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hansen, Barnett and Maxwell, P.C
HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
September 21, 2009

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
BALANCE SHEETS

	June 30,	June 30,
	2009	2008
ASSETS
Current Assets
Cash	$327	$363
Total Assets	$327	$363

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued liabilities	$10,850	$8,250
Payable to related party	166,872	150,735
Total Current Liabilities	177,722	158,985
Stockholders' Deficit
Common shares - par value $0.001 per share; 250,000,000 shares authorized;
7,710,843 shares issued and outstanding, respectively	7,711	7,711
Additional paid-in capital	2,289	2,289
Deficit accumulated during development stage	(187,395)	(168,622)
Total Stockholders' Deficit	(177,395)	(158,622)
Total Liabilities and Stockholders' Deficit	$327	$363

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS

			For the period from
	For the Years Ended		June 15, 2005 (date of
	June 30,	June 30,	inception) through
	2009	2008	June 30, 2009
Sales	$-	$-	$-
Operating Expenses
Selling, general and
adminstrative expenses	18,773	23,528	(187,395)
Total Operating Expenses	18,773	23,528	(187,395)
Net Loss	$(18,773)	$(23,528)	$(187,395)

Basic and Diluted Net Loss per Share	$-	$-
Weighted-Average Common
Shares Outstanding	7,710,843	7,710,843

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
STATEMENTS OF STOCKHOLDERS’ DEFICIT

			Additional		Total
	Common Shares		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity (Deficit)
Issuance of Common Shares to RecycleNet
Corporation - June 15, 2005; $0.001 per share	10,000,000	$10,000	$-	$-	$10,000

Return of Shares from Spin-off of Corporation -
February 15, 2006; no cost	(2,289,157)	(2,289)	2,289	-	-

Net loss for the period from June 15, 2005
(Date of Inception) Through June 30, 2007	-	-	-	(145,094)	(145,094)

Balance - June 30, 2007	7,710,843	7,711	2,289	(145,094)	(135,094)

Net loss for the year ended June 30, 2008	-	-	-	(23,528)	(23,528)

Balance - June 30, 2008	7,710,843	7,711	2,289	(168,622)	(158,622)

Net loss for the year ended June 30, 2009	-	-	-	(18,773)	(18,773)

Balance - June 30, 2009	7,710,843	$7,711	$2,289	$(187,395)	$(177,395)

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS

			For the period from
	For the Year Ended		June 15, 2005 (date of
	June 30,		inception) through
	2009	2008	June 30, 2009
Cash Flows from Operating Activities:
Net loss	$(18,773)	$(23,528)	$(187,395)
Changes in assets and liabilities:
Accrued liabilities	2,600	2,500	10,850
Net Cash Used in Operating Activities	(16,173)	(21,028)	(176,545)

Cash Flows From Investing Activities:	-	-	-

Cash Flows From Financing Activities:
Payable to related party	16,137	20,992	166,872
Proceeds from sale of common stock	-	-	10,000
Net Cash From Financing Activities	16,137	20,992	176,872

Net Change in Cash	(36)	(36)	327
Cash at Beginning of Period	363	399	-
Cash at End of Period	$327	$363	$327

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business

Basis of Presentation - The accompanying financial statements present the financial position of Scrap China Corporation (the Company) and the results of its operations and cash flows in accordance with accounting principles generally accepted in the United States of America.

Business Condition - The Company is a development stage enterprise with minimal operating history.  It has not yet been able to develop and execute its business plan.  This situation raises substantial doubt about its ability to continue as a going concern, and could lead to discontinuance of operations. The Company plans to fund its operations by issuing equity securities or loans from related parties. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Organization and Nature of Operations - On June 15, 2005, Scrap China Corporation (“the Company”) was organized under the laws of the State of Utah as a wholly owned subsidiary of RecycleNet Corporation.  The Company is considered a development stage enterprise and is in the process of raising capital to fund operations.  As such, the Company has, since inception, spent most of its efforts in developing its business plan and in trying to raise capital to fund its operations. The Company has relied upon cash flows from equity issuances and advances from RecycleNet Corporation to sustain operations.

The Company plans to specialize in importing scrap materials into China.  These materials include, but are not limited to, scrap metal, waste paper, scrap plastic, scrap glass, etc.  The Company’s main focus will be on freight consolidation resulting in better economics in the transactions.

On November 30, 2005 RecycleNet Corporation announced the spin-off of Scrap China Corporation effective January 20, 2006.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation common shareholders.  On January 20, 2006, the common shareholders of record of RecycleNet Corporation received one share of Scrap China Corporation for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 2,289,157 shares was returned to the Scrap China Corporation treasury at no cost from RecycleNet Corporation.

The Company is continuing to mature its business plan and is attempting to raise capital in order to execute the proof of concept phase for the company’s operations.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments  -The carrying amounts reported in the accompanying financial statements for current assets and current liabilities approximate fair values because of the immediate or short-term maturities of these financial instruments.

Recent Accounting Pronouncements  -In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position (FSP FIN) No. 157-2 which extended the effective date for certain nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008.  The adoption of the portions of SFAS No. 157 that were not postponed by (FSP FIN) No. 157-2 did not have a material impact on the Company’s financial statements. The Company does not expect the adoption of the postponed portions of SFAS No. 157 to have a material impact on its financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141(R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquired at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141(R) and SFAS No. 160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. The Company has not yet determined the effect on its financial statements, if any, upon adoption of SFAS No. 141(R) or SFAS No. 160.

In October 2008, the FASB issued FSP FAS 157-3 Determining Fair Value of a Financial Asset in a Market That Is Not Active (FSP FAS 157-3). FSP FAS 157-3 clarified the application of SFAS No. 157 in an inactive market. It demonstrated how the fair value of a financial asset is determined when the market for that financial asset is inactive. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The adoption of FSP FAS No. 157-3 did not have a material affect on the Company’s financial statements.

In October 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard Number 165, Subsequent Events, (SFAS 165) which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. The Company has not yet determined the effect on its financial statements, if any, that will occur upon adoption of SFAS 165.

In April 2009, the FASB issued FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies (FSP FAS 141 (R)-1). FSP FAS 141(R)-1 amends and clarifies FASB Statement No. 141 (revised 2007), Business Combinations, to address application issues raised by preparers, auditors, and members of the legal profession on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. FSP FAS 141 (R)-1 is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company has not yet determined the effect on its financial statements, if any, that will occur upon adoption of FSP FAS 141(R)-1.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (FSP FAS 107-1 and APB 28-1). FSP FAS 107-1 and APB 28-1 amends FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS 107-1 and APB 28-1 are effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company has not yet determined the effect on its financial statements, if any, that will occur upon adoption of FSP FAS 107-1 and APB 28-1.

In May 2009, the FASB issued SFAS 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (as amended) (FAS 168). FAS 168 replaces SFAS 162, Hierarchy of Generally Accepted Accounting Principles, and establishes the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with Generally Accepted Accounting Principals (GAAP). FAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has not yet determined the effect on its consolidated financial statements, if any, that will occur upon adoption of FAS 168.

Income Taxes  -The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Net Loss Per Share  - Basic and diluted loss per common share is computed on the basis of the weighted-average number of common shares outstanding during the period.  There were no potentially issuable common stock equivalents outstanding at June 30, 2009 or 2008.

Note 2 – Related Party Transactions

As of June 30, 2009 and 2008, the Company had a $166,872 and $150,735 payable to RecycleNet Corporation, respectively.  During the years ended June 30, 2009 and 2008, RecycleNet Corporation paid certain expenses for travel, management and legal and accounting expenses on behalf of Scrap China Corporation. The Company anticipates that RecycleNet Corporation, if required, would provide additional funds, however, there is no assurance that future advances will be made.  Terms for repayment have not been established and the advances are due on demand and bear no interest.

Note 3 – Stockholders’ Equity

The Company is authorized to issue 250,000,000 common shares. The board of directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights.

In June 2005, the Company issued 10,000,000 shares of common stock to RecycleNet Corporation for cash proceeds of $10,000 or $0.001 per share, making the Company a wholly owned subsidiary of RecycleNet Corporation.

On November 30, 2005 RecycleNet Corporation announced the spin-off of Scrap China Corporation effective January 20, 2006.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation shareholders.  On January 20, 2006, the shareholders of record of RecycleNet Corporation received one share of Scrap China Corporation for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 2,289,157 was returned to the Scrap China Corporation treasury at no cost from RecycleNet Corporation.

Note 4 – Income Taxes

The components of the net deferred tax asset as of June 30, 2009 and 2008, are as follows:

	2009	2008
Operating loss carryforwards	$69,898	$62,896
Valuation allowance	$(69,898)	$(62,896)
Net Deffered Tax Asset	-	-

As of June 30, 2009, the Company had net operating loss carry forwards of $187,395 that begin to expire in 2026.  The following is a reconciliation of the amount of benefit that would result from applying the federal statutory rate to pretax loss with the provision for income taxes for the fiscal years ended June 30, 2009 and 2008:

	2009	2008
Tax at statutory rate (34%)	$(6,383)	$(8,000)
Change in valuation allowance	$7,003	$8,776
State tax benefit, net of federal tax effect	$(620)	$(776)
Provision for Income Taxes	-	-

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

PROXY
SCRAP CHINA CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON November 25, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of SCRAP CHINA CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, N2H 3W5 on Wednesday, November 25, 2009, commencing at 11:00 o’clock a.m., EST for the following purposes:

ELECTION OF DIRECTORS: Three persons are nominated - Paul Roszel, Richard R. Ivanovick and James Roszel (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

“FOR” all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
Paul Roszel [  ]      Richard R. Ivanovick [  ]   James Roszel [  ]

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell, P.C. as the Company’s public accountants for the coming year.
FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

OTHER BUSINESS:  Such other business as may properly come before the meeting.
AUTHORITY GRANTED [ ]	AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:____________	______________________________
Signature
______________________________
Joint Owner (if any)
Dated:________________, 2009	______________________________
Printed name(s)/Capacity